Sub-Items 77H - Changes in Control of
Registrant	Y

Brokerage Cash Reserves commenced
operations on September 7, 1999.
Pershing Division of Donaldson,
Lufkin & Jenrette Securities Corporation, 1
Pershing Plaza, Jersey City, NJ 07399-0002, owns of record 100% of the outstanding voting securities of Brokerage Cash Reserves.


Sub-Item 77I - Terms of New or
 Amended Securities				Y

Pursuant to the Articles Supplementary
 for Aetna Series Fund, Inc. ("Corporation"), effective July 14, 1999, and the Certificate of Correction for the
 Corporation, effective September 24, 1999, the Board of Directors of the Corporation designated and classified one billion, two hundred million (1,200,000,000) shares of stock of the Corporation into 2 new series, Aetna Principal Protection
 Fund I and Brokerage Cash Reserves, as follows:


Name of Series

Class of Series
Number of Shares Allocated



Aetna Principal Protection Fund I
Class A
100,000,000

Class B
100,000,000



Brokerage Cash Reserves

1,000,000,000

Pursuant to the Articles Supplementary
 for the Corporation, effective
 September 29, 1999, the Board of
 Directors of the Corporation designated
 and classified two hundred million
 (200,000,000) shares of stock of the
 Corporation into a new series, Aetna
 Principal Protection Fund II, as follows:


Name of Series

Class of Series
Number of Shares Allocated



Aetna Principal Protection Fund II
Class A
100,000,000

Class B
100,000,000

Each new series has the preferences,
 rights, voting powers, restrictions,
 limitations as to dividends,
 qualifications, conversion rights,
 and terms and conditions of
 redemption of shares as referred
 to in the Articles Supplementary
 and Certificate of Correction.
  Class B shares automatically convert
 to Class A shares after 8 years.




EXHIBITS


77Q1(a) - Articles Supplementary:

	Articles Supplementary (July 14, 1999)

	Incorporated herein by reference
 to Post-Effective Amendment No. 32
 to Registration Statement on Form
 N-1A, (File No. 33-41694), as filed
 electronically with the Securities
 and Exchange Commission on July 29, 1999.

	Certificate of Correction (September 24, 1999)

	Incorporated herein by reference to
 Post-Effective Amendment No. 34 to
 Registration Statement on Form N-1A,
 (File No. 33-41694), as filed
 electronically with the Securities and
 Exchange Commission on October 6, 1999.

	Articles Supplementary (September 29, 1999)

	Incorporated herein by reference to
 Post-Effective Amendment No. 34 to
 Registration Statement on Form N-1A,
 (File No. 33-41694), as filed
 electronically with the Securities
 and Exchange Commission on October 6, 1999.

77Q1(e) - Investment Advisory Agreements:

	Investment Advisory Agreement for
 Aetna Principal Protection Fund I
 and Investment Advisory Agreement
 for Brokerage Cash Reserves:

Incorporated herein by reference to
 Post-Effective Amendment No. 32 to
 Registration Statement on Form N-1A,
 (File No. 33-41694), as filed electronically with the Securities and Exchange
 Commission on July 29, 1999.

Investment Advisory Agreement for
 Aetna Principal Protection Fund II:

Incorporated herein by reference to
 Post-Effective Amendment No. 34 to
 Registration Statement on Form N-1A,
 (File No. 33-41694), as filed
 electronically with the Securities and
 Exchange Commission on October 6, 1999.